                                                                   EXHIBIT 99(b)

BANC ONE CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                                               JUNE 30,          DECEMBER 31,
$(MILLIONS, EXCEPT SHARE AMOUNTS) (UNAUDITED)                                    1998                1997
------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and due from banks..............................................         $  8,174.3          $  8,162.3
Short-term investments...............................................              765.4               938.6
Loans held for sale..................................................            3,436.2             2,362.0
Securities:
 Securities held to maturity.........................................              691.0               785.3
 Securities available for sale.......................................           19,570.8            16,711.3
                                                                              ----------          ----------
  Total securities (fair value approximates $20,273.9 and
  $17,511.4 at June 30, 1998, and December 31, 1997,
  respectively)......................................................           20,261.8            17,496.6
Loans and leases (net of unearned income of $2,248.4 and
 $2,017.0 and allowance for credit losses of $1,343.3 and
 $1,409.1 at June 30, 1998, and December 31, 1997,
 respectively).......................................................           82,682.7            87,083.8
Other assets:
 Bank premises and equipment, net....................................            2,055.5             2,045.3
 Interest earned, not collected......................................              923.6               925.8
 Other real estate owned.............................................               86.7                70.1
 Excess of cost over net assets of affiliates purchased..............              716.2               755.2
 Other...............................................................            4,916.5             5,557.7
                                                                              ----------          ----------
    Total other assets...............................................            8,698.5             9,354.1
                                                                              ----------          ----------
    TOTAL ASSETS.....................................................         $124,018.9          $125,397.4
                                                                              ==========          ==========
LIABILITIES:
Deposits:
 Noninterest-bearing.................................................         $ 21,481.9          $ 19,862.3
 Interest-bearing....................................................           63,472.0            65,357.6
                                                                              ----------          ----------
  Total deposits.....................................................           84,953.9            85,219.9
Federal funds purchased and repurchase agreements....................            8,707.4            11,075.0
Other short-term borrowings..........................................            3,099.5             3,095.8
Long-term debt.......................................................           11,656.0            11,457.2
Accrued interest payable.............................................              516.9               544.7
Other liabilities....................................................            3,510.9             2,801.5
                                                                              ----------          ----------
    TOTAL LIABILITIES................................................          112,444.6           114,194.1
                                                                              ----------          ----------
STOCKHOLDERS' EQUITY:
Series C convertible preferred stock, 35,000,000 shares
 authorized, no par value, 2,707,917 shares issued and
 outstanding at December 31, 1997....................................                                  135.4

Common stock, no par value, $5 stated value, 950,000,000
 shares authorized; 704,322,047 and 701,207,558 shares
 issued at June 30, 1998, and December 31, 1997,
 respectively........................................................            3,521.6             3,506.0
Capital in excess of aggregate stated value of common
 stock...............................................................            6,771.6             6,803.9
Retained earnings....................................................            1,170.3               672.0
Accumulated change related to other nonowner transactions............              110.8               154.7
Treasury stock (1,421,331 shares at December 31, 1997), at
 cost................................................................                                  (68.7)
                                                                              ----------          ----------
    TOTAL STOCKHOLDERS' EQUITY.......................................           11,574.3            11,203.3
                                                                              ----------          ----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.......................         $124,018.9          $125,397.4
                                                                              ==========          ==========


The accompanying notes are an integral part of the consolidated financial statements.

BANC ONE CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME


                                                        FOR THE THREE MONTHS     FOR THE SIX MONTHS
                                                           ENDED JUNE 30,           ENDED JUNE 30,
                                                       ----------------------    --------------------
$(MILLIONS, EXCEPT PER SHARE AMOUNTS) (UNAUDITED)            1998      1997          1998      1997
-----------------------------------------------------------------------------------------------------
INTEREST INCOME:
 Loans and leases........................................  $2,026.7  $2,130.8     $4,113.1  $4,240.5
 Securities:
  Taxable................................................     349.3     297.7        627.8     608.7
  Tax-exempt.............................................      17.2      22.1         35.9      45.4
 Loans held for sale.....................................      76.5      78.3        159.9     122.5
 Other...................................................      16.5      11.5         29.0      22.9
                                                           --------  --------     --------  --------
   TOTAL INTEREST INCOME.................................   2,486.2   2,540.4      4,965.7   5,040.0
INTEREST EXPENSE:
 Deposits:
  Demand, savings and money market deposits..............     341.2     293.3        672.0     570.1
  Time deposits..........................................     352.2     408.2        720.5     817.0
 Borrowings..............................................     363.9     384.6        726.0     740.6
                                                           --------  --------     --------  --------
   TOTAL INTEREST EXPENSE................................   1,057.3   1,086.1      2,118.5   2,127.7
                                                           --------  --------     --------  --------
   NET INTEREST INCOME...................................   1,428.9   1,454.3      2,847.2   2,912.3
Provision for credit losses..............................     193.8     410.5        406.1     695.7
                                                           --------  --------     --------  --------
   Net interest income after provision for
    credit losses........................................   1,235.1   1,043.8      2,441.1   2,216.6
NONINTEREST INCOME:
 Investment management and advisory activities...........      95.1      82.0        187.0     161.7
 Service charges on deposit accounts.....................     197.4     189.1        394.3     369.1
 Loan servicing income...................................     477.6     385.8      1,018.1     709.4
 Securities gains, net...................................      42.4      17.9         65.4      33.1
 Other...................................................     468.3     200.0        798.2     447.2
                                                           --------  --------     --------  --------
   TOTAL NONINTEREST INCOME..............................   1,280.8     874.8      2,463.0   1,720.5
NONINTEREST EXPENSE:
 Salary and related costs................................     663.9     607.2      1,345.5   1,219.2
 Net occupancy and equipment.............................     111.3      83.0        216.0     169.4
 Depreciation and amortization...........................     116.1     118.3        233.7     233.9
 Outside services and processing.........................     270.0     201.6        491.6     400.7
 Marketing and development...............................     192.0     204.1        374.6     337.9
 Communication and transportation........................     124.5     110.3        242.6     210.3
 Restructuring charges...................................     126.9     337.3        126.9     337.3
 Other...................................................     203.7     144.7        357.9     288.9
                                                           --------  --------     --------  --------
   TOTAL NONINTEREST EXPENSE.............................   1,808.4   1,806.5      3,388.8   3,197.6
                                                           --------  --------     --------  --------
Income before income taxes...............................     707.5     112.1      1,515.3     739.5
Provision for income taxes...............................     220.2      63.4        479.6     279.9
                                                           --------  --------     --------  --------
NET INCOME...............................................  $  487.3  $   48.7     $1,035.7  $  459.6
                                                           ========  ========     ========  ========
NET INCOME PER COMMON SHARE:
  NET INCOME PER COMMON SHARE, BASIC.....................  $    .69  $    .06     $   1.47  $    .66
                                                           ========  ========     ========  ========
  NET INCOME PER COMMON SHARE, DILUTED...................  $    .68  $    .06     $   1.45  $    .65
                                                           ========  ========     ========  ========

The accompanying notes are an integral part of the consolidated financial statements.

BANC ONE CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

                                                                     SIX MONTHS ENDED
                                                                         JUNE 30,
                                                                         --------
  $(MILLIONS) (UNAUDITED)                                              1998        1997
---------------------------------------------------------------------------------------
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
 Net income...................................................... $ 1,035.7   $   459.6
 Depreciation expense............................................     183.7       171.4
 Amortization of other intangibles...............................      50.0        62.5
 Other cash provided by operating activities.....................     389.7       527.0
                                                                  ---------   ---------
   Net cash provided by operating activities.....................   1,659.1     1,220.5
                                                                  ---------   ---------
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
 Securities available for sale activity:
  Purchases......................................................  (5,788.7)   (3,471.5)
  Maturities.....................................................   1,653.1     2,035.6
  Sales..........................................................   5,055.8     3,809.8
 Securities held to maturity activity:
  Purchases......................................................                (493.9)
  Maturities.....................................................      72.8       607.1
 Loan activity:
  Net increase, excluding sales and purchases....................  (3,668.8)   (3,176.1)
  Sales..........................................................   5,536.9       736.7
  Purchases and related premiums.................................    (889.3)     (447.5)
 Net (increase) decrease in short-term investments...............     173.2       (97.3)
 Additions to bank premises and equipment........................    (288.5)     (188.4)
 Sale of banks and branch offices................................  (1,880.2)      (22.3)
 Net increase in credit card securitization activity.............    (632.4)   (1,017.9)
 Net cash acquired in acquisitions...............................                 240.7
 All other investing activities, net.............................      55.6        93.9
                                                                  ---------   ---------
   Net cash used in investing activities.........................    (600.5)   (1,391.1)
                                                                  ---------   ---------
CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
 Net increase in demand savings and money market
  deposits.......................................................   3,697.3     1,540.0
 Net decrease in time deposits...................................  (1,629.1)     (725.2)
 Net decrease in short-term borrowings...........................  (2,363.9)   (3,230.4)
 Issuance of long-term borrowings, net...........................   1,587.3     4,048.0
 Repayment of long-term borrowings...............................  (1,717.4)     (630.6)
 Cash dividends paid.............................................    (529.9)     (381.9)
 Purchase of treasury stock......................................    (146.3)     (710.3)
 All other financing activities, net.............................      55.4        93.1
                                                                  ---------   ---------
   Net cash (used in) provided by financing
    activities...................................................  (1,046.6)        2.7
                                                                  ---------   ---------
Increase (decrease) in cash and cash equivalents.................      12.0      (167.9)
Cash and cash equivalents at January 1...........................   8,162.3     6,967.8
                                                                  ---------   ---------
Cash and cash equivalents at June 30............................. $ 8,174.3   $ 6,799.9
                                                                  =========   =========

The accompanying notes are an integral part of the consolidated financial statements.

BANC ONE CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                                                      SIX MONTHS ENDED
                                                                         JUNE 30,
                                                                         --------
  $(MILLIONS, EXCEPT PER SHARE AMOUNTS) (UNAUDITED)                     1998        1997
----------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD..................................     $11,203.3   $10,608.0
Net income....................................................       1,035.7       459.6
Changes related to other nonowner transactions:
 Change in unrealized holding gains (losses) on securities
  available for sale, net of tax..............................         (43.9)        9.3
                                                                   ---------   ---------
   Total net income and changes related to other
   nonowner transactions......................................         991.8       468.9
                                                                   ---------   ---------
Exercise of stock options, net of shares purchased............         (15.8)       14.5
Shares issued in acquisitions.................................           1.4       538.4
Stock transactions related to employee benefit plans and
 other........................................................          69.8        78.0
Cash dividends:
 Common ($.76 and $.69 per share for the six months ended
  June 30, 1998 and 1997, respectively).......................        (527.8)     (323.5)
 Series C Preferred ($.88 and $1.75 per share for the six
  months ended June 30, 1998 and 1997, respectively)..........          (2.1)       (6.6)
 Preferred stock of pooled affiliate..........................                     (51.8)
Purchase of treasury stock....................................        (146.3)     (707.3)
                                                                   ---------   ---------
BALANCE, END OF PERIOD........................................     $11,574.3   $10,618.6
                                                                   =========   =========

The accompanying notes are an integral part of the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.   BASIS OF PRESENTATION

     The accompanying consolidated financial statements are unaudited. However, in the opinion of management, they contain the adjustments, all of which are normal and recurring in nature, necessary to present fairly the consolidated financial position, results of operations and changes in cash flow. The consolidated financial statements and notes to the consolidated financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 1997, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, should be read in conjunction with these consolidated financial statements. The "Corporation" is defined as the parent company only. "BANC ONE" refers to the Corporation and all significant majority-owned subsidiaries. Certain prior period amounts have been reclassified to be consistent with current presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   ACQUISITION

     On June 12, 1998, the Corporation completed its acquisition of First Commerce Corporation ("First Commerce") located in New Orleans, Louisiana, resulting in the issuance of approximately 56 million shares of the Corporation's common stock valued at $3.5 billion for all the outstanding shares of First Commerce common stock, in a tax-free exchange. First Commerce was a multi-bank holding company with total assets of approximately $9.3 billion and stockholders' equity of approximately $804.6 million at June 12, 1998. The acquisition was accounted for as a pooling of interests and, therefore, these consolidated financial statements have been restated for all periods presented to include the results of operations, financial position and changes in cash flows of First Commerce. For further information, see BANC ONE's current report on Form 8-K dated July 24, 1998.

     In connection with the First Commerce merger, BANC ONE identified restructuring and merger integration charges of $182.0 million ($127.3 million after tax), of which $126.9 million was recorded as a restructuring charge, $43.6 million represented integration costs, and $11.5 million was associated with Year 2000 compliance. The restructuring charge of $126.9 million associated with the First Commerce merger consisted of employee benefits, severance and retention costs, and other merger-related costs.

The separate results of operations for BANC ONE and First Commerce were as follows:

                                        THREE MONTHS ENDED            SIX MONTHS ENDED
                                             JUNE 30,                     JUNE 30,
                                     -------------------------    ------------------------
     $(MILLIONS)                         1998             1997        1998            1997
REVENUE:
 BANC ONE.........................   $3,506.6         $3,190.3    $6,944.7        $6,321.6
 First Commerce...................      260.4            224.9       484.0           438.9
                                     --------         --------    --------        --------
                                     $3,767.0         $3,415.2    $7,428.7        $6,760.5
                                     ========         ========    ========        ========
NET INCOME:
 BANC ONE.........................   $  536.6         $   15.8    $1,054.2        $  397.7
 First Commerce...................      (49.3)(a)         32.9       (18.5)(a)        61.9
                                     --------         --------    --------        --------
                                     $  487.3         $   48.7    $1,035.7        $  459.6
                                     ========         ========    ========        ========

-------------
(a)  Includes accounting conformity and acquisition-related charges.

3.   PENDING MERGER

     On April 10, 1998, the Corporation entered into an agreement to merge with First Chicago NBD Corporation ("First Chicago"), a multi-bank holding company headquartered in Chicago with approximately

$119.8 billion in assets at June 30, 1998. The new company will be named BANK ONE CORPORATION. Terms of the agreement call for First Chicago shareholders to receive 1.62 shares of the new company in exchange for each share of First Chicago stock. In the transaction, each share of BANC ONE common stock will continue to represent one share of BANK ONE CORPORATION common stock after the merger. The transaction, subject to regulatory and shareholder approval, is expected to be completed during the second half of 1998, and will be accounted for as a pooling of interests. In conjunction with the merger, BANC ONE and First Chicago expect that the new company will incur a pre-tax restructuring charge of approximately $1.25 billion. For further information, see BANC ONE's Current Report on Form 8-K dated April 10, 1998 (as amended by Form 8-K/A filed April 21, 1998 and Form 8-K/A filed May 19, 1998), which is incorporated herein by reference.

4.  CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

    Supplemental disclosures for the consolidated condensed statement of cash flows are as follows: common stock issued and treasury stock reissued in purchase acquisitions was $1.4 million and $538.4 million for the six months ended June 30, 1998 and 1997, respectively, and securities trades not settled decreased $156.2 million and $2.3 billion for the six months ended June 30, 1998 and 1997, respectively. Finally, in connection with the First USA merger, $3.6 billion of mortgage-backed securities were reclassified from held to maturity to available for sale during the 1997 second quarter.

    In addition, noncash investing activities for the six months ended June 30, 1998, included the following transfers of securitization-related assets: (1) an interest-only strip of $469.4 million was transferred from other assets to securities available for sale and (2) certificated retained interests in credit card securitizations of $2.4 billion were transferred from loans to securities available for sale.

5.  EARNINGS PER SHARE

                                                                             THREE MONTHS                  SIX MONTHS
                                                                                ENDED                         ENDED
                                                                               JUNE 30,                     JUNE 30,
                                                                             ------------                  ----------
    $(MILLIONS, EXCEPT PER SHARE AMOUNTS)                                  1998         1997            1998          1997
-----------------------------------------------------------------------------------------------------------------------------
BASIC:
 EARNINGS:
  Net income....................................................          $487.3       $   48.7        $1,035.7       $459.6
  Deduct: Dividends on preferred shares.........................                            6.1             2.1         12.4
                                                                          ------       --------        --------       ------
                                                                          $487.3       $   42.6        $1,033.6       $447.2
                                                                          ======       ========        ========       ======
 SHARES:
  Weighted average common shares outstanding....................           703.5          675.2           701.1        676.2
                                                                          ======       ========        ========       ======
NET INCOME PER COMMON SHARE, BASIC..............................          $  .69       $    .06        $   1.47       $  .66
                                                                          ======       ========        ========       ======
DILUTED:
 EARNINGS:
  Net income....................................................          $487.3       $   48.7        $1,035.7       $459.6
  Interest expense on convertible debentures, net of
   tax..........................................................             1.5            1.6             3.2          3.3
  Anti-dilutive effect of preferred dividends (1)...............                           (6.1)
                                                                          ------       --------        --------       ------
                                                                          $488.8       $   44.2        $1,038.9       $462.9
                                                                          ======       ========        ========       ======
 SHARES:
  Weighted average common shares outstanding....................           703.5          675.2           701.1        676.2
  Add: Dilutive effect of outstanding options...................             7.6           12.9             8.0         12.9
  Add: Conversion of preferred stock (1)........................              .2                            2.8         18.8
  Add: Other dilutive contingent share issuances................             4.0            4.5             4.1          4.5
                                                                          ------       --------        --------       ------
  Weighted average common shares outstanding....................           715.3          692.6           716.0        712.4
                                                                          ======       ========        ========       ======
NET INCOME PER COMMON SHARE, DILUTED............................          $  .68       $    .06        $   1.45       $  .65
                                                                          ======       ========        ========       ======

-----------------

(1) The calculation for the three months ended June 1997 excludes the impact of conversion of preferred stock because of its antidilutive effect on earnings per share.

6.  CHANGES IN STOCKHOLDERS' EQUITY

    In addition to net income, BANC ONE has identified changes related to other nonowner transactions in the Consolidated Statement of Changes in Stockholders' Equity. For BANC ONE, changes in other nonowner transactions consist entirely of changes in unrealized holding gains and losses on securities available for sale.

                                                              SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                                JUNE 30, 1998                         JUNE 30, 1997
                                                     ----------------------------------   ---------------------------------------
                                                                      TAX                                 TAX
                                                     BEFORE-TAX    (EXPENSE)  AFTER-TAX   BEFORE-TAX   (EXPENSE)       AFTER-TAX
$(MILLIONS)                                            AMOUNT     OR BENEFIT   AMOUNT       AMOUNT     OR BENEFIT       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
UNREALIZED GAINS ON SECURITIES:
 Unrealized holding gains arising during
  period.........................................       $  7.3        $(2.3)   $  5.0      $ 51.1        $(19.3)          $ 31.8
 Less: reclassification adjustment for
  gain realized in net income....................        (71.6)        22.7     (48.9)      (36.1)         13.6            (22.5)
                                                        ------        -----    ------      ------        ------           ------
Change related to other nonowner
 transactions....................................       $(64.3)       $20.4    $(43.9)     $ 15.0        $ (5.7)          $  9.3
                                                        ======        =====    ======      ======        ======           ======


    On January 20, 1998, the Corporation announced the election to redeem all of the shares of BANC ONE's Series C Convertible Preferred Stock ("preferred stock") on April 16, 1998, at the redemption price of $51.05 per share plus the amount of any dividends accrued and unpaid.

    In addition, of the approximately 56 million shares of BANC ONE stock issued in the acquisition of First Commerce, approximately four million shares were shares of treasury stock.

7.  NEW ACCOUNTING PRONOUNCEMENTS

    In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This Statement establishes standards for reporting operating segments and requires certain other disclosures about products and services, geographic areas and major customers. The disclosure requirements are effective for the year ended December 31, 1998. The Statement requires selected information about operating segments in interim financial reports beginning in 1999. BANC ONE expects to report the following lines of business in its segment disclosures for the year ended December 31, 1998: the Banc One Commercial Banking Group, the Banc One Retail Banking Group, First USA, the Finance One Group and the Banc One Capital Holdings Group. These segments may change as a result of the merger with First Chicago.

    In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use. BANC ONE adopted SOP 98-1 effective for the first quarter of 1998. These costs will be amortized on a straight-line basis over the period of benefit, not to exceed five years, and will be periodically reviewed for possible impairment.

    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 is effective for fiscal years beginning after June 15, 1999, and may be implemented as of the beginning of any fiscal quarter after issuance. SFAS No. 133 may not be applied retroactively. Management has not yet quantified the impact of adopting SFAS No. 133 on BANC ONE's financial statements and has not yet determined the timing or method of adoption of SFAS No. 133.